SPDR® SERIES TRUST

(the “Trust”)

State Street® SPDR® S&P SmallCap 600 ESG ETF

State Street® SPDR® MSCI USA Climate Paris Aligned ETF

State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF

(each a “Fund”, and collectively the “Funds”)

Supplement dated November 13, 2025

to the Summary Prospectuses, Prospectuses and Statements of Additional Information

each dated October 31, 2025, as may be supplemented from time to time

On November 12, 2025, at the recommendation of SSGA Funds Management, Inc., the Funds’ investment adviser, the Trust’s Board of Trustees voted to close and liquidate the Funds.

Each Fund will create and redeem creation units through May 12, 2026, which will also be the last day of trading of each Fund’s shares on its applicable principal U.S. listing exchange. Each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about May 18, 2026 (the “Liquidation Date”). Shareholders of record of each Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed.

Prior to the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking its Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of a Fund may sell their holdings on the applicable listing exchange prior to May 13, 2026. Customary brokerage charges may apply to such transactions. From May 13, 2026 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about May 19, 2026, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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